UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2021

MEDALLIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38982	77-0558353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Market Street, Suite 1850
San Francisco, California 94105
(Address of principal executive offices)

(605) 321-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	MDLA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 26, 2021, Medallia, Inc. (“Medallia”) announced its entry into an Agreement and Plan of Merger, dated July 25, 2021 (as it may be amended from time to time, the “Merger Agreement”), between Project Metal Parent, LLC (“Parent”), Project Metal Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), and Medallia. The Merger Agreement provides for Merger Sub to be merged with and into Medallia, with Medallia surviving as a wholly owned subsidiary of Parent (the “Merger”).

The Company held a Special Meeting of Stockholders on Thursday, October 14, 2021, at 8:00 a.m., Pacific time (the “Special Meeting”).

The following matters were acted upon at the Special Meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Proposal 1: To adopt the Merger Agreement.	121,737,555	2,005,869	280,976	0

Proposal 1 received the necessary votes to be approved.

Proposal 2: To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Medallia to its named executive officers in connection with the Merger.	106,631,009	13,904,396	3,488,995	0

Proposal 2 received the necessary votes to be approved.

In light of the approval of Proposal 1, Proposal 3 described in the Company’s definitive proxy statement (relating to the adjournment of the Special Meeting) was rendered moot and was not presented at the Special Meeting.

Item 8.01	Other Events.

On October 14, 2021, the Company issued a press release announcing the results of the Special Meeting. A copy of this press release is attached as Exhibit 99.1 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated October 14, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDALLIA, INC.

Date: October 15, 2021	By:	/s/ Roxanne M.Oulman
		Name:	Roxanne M. Oulman
		Title:	Chief Financial Officer